  October 10, 2014

Summary
Prospectus

Integrity Micro-Cap Equity Fund

Class A   MMEAX

Class C   MMECX

Class R   MMERX

Class Y   MMEYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated October 10, 2014 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 438-5789 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-438-5789

Integrity Micro-Cap Equity Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 13 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.31%	0.43%	1.71%	0.33%
Acquired Fund Fees and Expenses[3]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expense	1.59%	2.46%	3.24%	1.36%
Fee Waiver/Expense Reimbursement	0.00%	0.00%	(1.13)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.59%	2.46%	2.11%	1.36%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 16 of the Fund's Prospectus.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, C, R and Y shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of, respectively, Class A, C, R and Y shares of the Fund's predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management and sub-advised by Integrity Asset Management, LLC ("MST Munder Micro-Cap Equity Fund"), as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Micro-Cap Equity Fund into the Fund (expected to be through October 31, 2016). As a result of this agreement, during that two year period, total annual operating expenses of the Fund's Class A, C, R and Y shares will not exceed 1.83%, 2.58%, 2.08%, and 1.58%, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Integrity Micro-Cap Equity Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$727	$1,048	$1,391	$2,356
Class C (If you sell your shares at the end of the period.)	$349	$767	$1,311	$2,796
Class R	$214	$780	$1,491	$3,379
Class Y	$138	$431	$745	$1,635

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$249	$767	$1,311	$2,796

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the portfolio turnover rate of the MST Munder Micro-Cap Equity Fund, predecessor to the Fund, was 62% of the average value of its portfolio.

Integrity Micro-Cap Equity Fund Summary (continued)

Principal Investment Strategy

The Adviser pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of micro-capitalization companies. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. Micro-capitalization companies means those companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index, which as of June 30, 2014 included companies with market capitalizations below $2.2 billion. Under normal circumstances, the Fund may invest up to 20% of its net assets in equity securities of larger companies and other investments.

The Fund focuses on undiscovered, small-sized companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, the Adviser believes these inefficiencies in the marketplace may provide higher returns.

The Adviser invests in both growth and value stocks. The Adviser seeks to invest in companies that have strong potential for consistent earnings growth due to:

■  a high level of profitability;

■  solid management;

■  a strong, competitive market position; or

■  management interests that are aligned with shareholder interests.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund's assets may be invested in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

From time to time, due to sector weights of the benchmark index, the Fund's investments may be focused in companies in one or more economic sectors, such as the financials sector. The Adviser may use investment companies, including exchange-traded funds (ETFs), to manage cash.

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

■  The portfolio manager may not execute the Fund's principal investment strategy effectively.

■  A company's earnings may not increase as expected.

■  Growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks, and they may fall out of favor if the companies' earnings growth does not meet expectations.

■  Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

■  Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies. Since micro-cap company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.

■  To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile.The values of companies in the

Integrity Micro-Cap Equity Fund Summary (continued)

financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

■  Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

■  An investment company (including an ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Integrity Micro-Cap Equity Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class R and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the Russell Microcap® Index (Wilshire US Micro-Cap Index for periods prior to 7/1/00). We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, Class C, Class R and Class Y shares reflect the historical performance of, respectively, the Class A, Class C, Class R and Class Y shares of the MST Munder Micro-Cap Equity Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the MST Integrity Micro-Cap Fund. The MST Integrity Micro-Cap Equity Fund commenced operations, and Class A and Class Y shares were first offered on, December 26, 1996. Class C shares were first offered on March 31, 1997 and Class R shares were first offered on July 29, 2004.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder Micro-Cap Equity Fund's least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 9/30/14: -5.57%
Highest/lowest quarterly results during this time period were:

Highest  29.30% (quarter ended June 30, 2009)

Lowest  -26.53% (quarter ended December 31, 2008)

Integrity Micro-Cap Equity Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years	10 Years (or Life of Class)
CLASS Y
Before Taxes	44.80%	24.94%	8.23%
After Taxes on Distributions	40.65%	23.59%	7.09%
After Taxes on Distributions and Sale of Fund Shares	28.62%	20.71%	6.73%
CLASS A
Before Taxes	36.52%	23.23%	7.36%
CLASS C
Before Taxes	42.42%	23.70%	7.16%
CLASS R
Before Taxes	44.10%	24.31%	8.06%[1]
INDEX
Russell Microcap® Index Index returns reflect no deduction for fees, expenses, or taxes.	45.62%	21.05%	6.99%

1Inception date of Class R shares is July 29, 2004.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Daniel J. DeMonica is the Lead Portfolio Manager, and Mirsat Nikovic is a Co-Portfolio Manager of the Integrity Micro-Cap Equity Fund.

Daniel J. DeMonica is a Senior Portfolio Manager of the Adviser, and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Daniel G. Bandi is a Chief Investment Officer of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Adam I. Friedman is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Mirsat Nikovic is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2013.

Integrity Micro-Cap Equity Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-IMCE-SUMPRO (10/14)